                               CUSTODIAL AGREEMENT

        THIS AGREEMENT is entered into as of September , 1996, between INDUSTRY MORTGAGE COMPANY, L.P., a Delaware limited partnership, IMC MORTGAGE COMPANY, a Florida corporation, and IMC CORPORATION OF AMERICA, a Delaware corporation (whether one or more, "BORROWER"), NOMURA ASSET CAPITAL CORPORATION ("LENDER"), and LASALLE NATIONAL BANK, a national banking association ("COLLATERAL CUSTODIAN").

                                    RECITALS

        WHEREAS, Borrower and Lender have entered into a loan agreement dated of even date herewith (the "LOAN AGREEMENT");

        WHEREAS, pursuant to the Loan Agreement, Lender may from time to time make Borrowings to Borrower, which Borrowings are to be secured by, among other things, certain HELOCs pledged by Borrower to Lender; and

        WHEREAS, Borrower and Lender wish to provide for the delivery of certain documentation relating to such HELOCs to Collateral Custodian, which is to hold such documentation on behalf of Lender as secured party under the Loan Agreement, and certain related matters.

        NOW THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, and for adequate and sufficient consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

        SECTION 1. REFERENCES AND DEFINITIONS. Unless otherwise stated, (a) references in this Agreement to "Sections" and "Exhibits" are to Sections and Exhibits of this Agreement, (b) all time references (e.g. 10:00 a.m.) are to time in New York, New York, and (c) any terms defined herein shall be equally applicable to the singular and the plural forms of such terms.

        AGREEMENT means this Custodial Agreement, as supplemented or amended from time to time.

        AUTHORIZED SIGNATORY or SIGNATORIES means those parties described on EXHIBIT D, which parties are authorized to execute documents for his or her respective entity.

        BORROWING REQUEST means a Borrowing Request as required to be executed and delivered by Borrower to Lender in accordance with the Loan Agreement.

        BUSINESS DAY means any day other than Saturday, Sunday, and any other day that Lender is authorized or obligated by law to be closed in New York, New York, and which is a day for trading by and between banks for dollar deposits in the London Interbank Market.

        COLLATERAL means all collateral defined in the Security Agreement.

        COLLATERAL CUSTODIAN means LaSalle National Bank, or its successor.






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        COLLATERAL  DOCUMENTS  means  those  items  listed on EXHIBIT E that are required to be delivered to Collateral Custodian pursuant to SECTION 2 and the Loan Agreement in connection with a Borrowing Request.

        COLLATERAL FILE means, with respect to each HELOC, a file containing each of the items referenced on EXHIBIT E.

        COLLATERAL REVIEW PROCEDURES means the procedures and standards of review set forth on EXHIBIT F to be used by the Collateral Custodian when reviewing Collateral Documents.

        COLLATERAL STATUS REPORT means a collateral status report prepared by Collateral Custodian and delivered to Lender in accordance with SECTION 3(c) and substantially in the form of either EXHIBIT A-1 or A-2, as applicable, together with attachments to such Exhibits.

        CUSTODIAN'S CERTIFICATION means, as appropriate, a Custodian's Certification executed and delivered by Collateral Custodian to Lender in substantially the form of EXHIBIT A-1 for each HELOC Borrowing other than Wet Borrowings and in the form of EXHIBIT A-2 for each Wet Borrowing.

        DEFAULT means a Default by Borrower under this Agreement, the Loan Agreement, or any other Loan Document.

         DOCUMENT EXCEPTION REPORT means a report substantially in the form of EXHIBIT H listing each Collateral Document which is incomplete, incorrect, or otherwise missing from the Collateral Documents.

        HELOC means a home equity line of credit pledged as Collateral to Lender that is evidenced by a valid promissory note and is secured by a mortgage, deed of trust or trust deed that grants a first or second priority lien on underlying one-to-four family residences.

        HELOC BORROWING means a borrowing by Borrower to acquire, originate, and purchase HELOCs which meet specified criteria in the underwriting guidelines.

        LENDER has the meaning set forth in the preamble of this Agreement.

        LOAN AGREEMENT has the meaning set forth in the recitals of this Agreement.

        OUTSTANDING NOTES REPORT means a report prepared by Collateral Custodian and delivered to Lender in accordance with SECTION 3(b), and substantially in the form of EXHIBIT G, which lists each HELOC for which an original executed note has not been delivered to Collateral Custodian within three (3) Business Days of the related HELOC Borrowing.

        PERSON means any individual, entity, or tribunal.

        POTENTIAL DEFAULT means the occurrence of any event or existence of any circumstance that would -- upon notice, time lapse, or both -- become a Default.

        REQUEST FOR RELEASE OF DOCUMENTS means a trust receipt executed and delivered by Borrower to Collateral Custodian in accordance with SECTION 4(b)(i) and substantially in the form of EXHIBIT B.


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        WET  BORROWINGS  shall  mean  HELOC  Borrowings  for  which  all  of the
Collateral Documents have not been delivered to Collateral Custodian in accordance with SECTION 2.

        SECTION 2.  DELIVERY.

        (a) By 4:00 p.m. on each Business Day prior to which Borrower wishes to make a HELOC Borrowing, Borrower shall provide to Lender and Collateral Custodian via modem a schedule containing the information, including wire instructions for any Wet Borrowings, listed on EXHIBIT I with respect to each related HELOC. In addition, Borrower shall simultaneously deliver a Borrowing Request to Lender with respect to such HELOC Borrowing.

        (b) On or prior to the date upon which Borrower wishes Lender to make a HELOC Borrowing, Borrower shall deliver to Collateral Custodian the Collateral Documents referred to in EXHIBIT E which are required to be delivered in connection with such Borrowing Request. In the case of Wet Borrowings, Borrower shall deliver to Collateral Custodian the remaining required Collateral Documents within three (3) Business Days after the date upon which the related Wet Borrowing is made.

        SECTION 3. COLLATERAL CUSTODIAN'S EXAMINATION AND CERTIFICATION OF COLLATERAL DOCUMENTS.

        (a) Receipt, Examination and Certification by Collateral Custodian. Collateral Custodian shall examine and review in accordance with the Collateral Review Procedures the Collateral Documents delivered to it in connection with each Borrowing Request by 2:30 p.m. on each day a HELOC Borrowing is to be made. If Collateral Custodian determines on the basis of such examination that it is able to make each of the certifications in the Custodian's Certification, Collateral Custodian shall promptly telecopy to Lender and Borrower, by 2:30 p.m., an executed Custodian's Certification in the form of EXHIBIT A-1 or A-2, as applicable, including a current Collateral Status Report, with respect to such documents and Borrowing Request. If Collateral Custodian determines, on the basis of such examination, that it is unable to make such certifications, it promptly shall advise Borrower and Lender in writing that it is unable to deliver a Custodian's Certification with respect to such documents and Borrowing Request. Such written advice shall identify the HELOCs and the deficiencies in the documents so examined which prevent Collateral Custodian from making such certifications. If such deficiencies can be cured without returning any documents to Borrower, Collateral Custodian shall request that the Borrower cure such deficiencies immediately. If such deficiencies can only be cured by returning documents to Borrower, Collateral Custodian shall request that Borrower deliver to Collateral Custodian a Request for Release of Documents and, upon receipt thereof, Collateral Custodian shall return any document containing any deficiency to Borrower for correction and deliver to Lender a Document Exception Report. Upon correction of the deficiencies and return of the related documents, Collateral Custodian shall promptly telecopy to Lender and Borrower a Custodian's Certification and an updated Document Exception Report and destroy the related Request for Release of Documents. By 3:30 p.m., Collateral Custodian will reconcile the Collateral Documents with the list of approved collateral delivered by Lender and, with respect to each Wet Borrowing, wire the appropriate funds to the appropriate accounts pursuant to instructions from Borrower.

        (b) Notification Regarding Wet Borrowings. By 2:30 p.m. of each Business Day, Collateral Custodian shall provide Lender with a copy of an Outstanding Notes Report if Borrower fails to deliver to Collateral Custodian the Collateral Documents relating to Wet Borrowings within the time limits set forth in SECTION
2. By 3:30 p.m. of each Business Day on which Lender has received an Outstanding Notes Report from Collateral Custodian, Lender shall forward a copy of such report to Borrower together with a current Document Exception Report. In addition, on each Business Day on which a Wet Borrowing


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occurs,  Lender  shall  forward to  Custodian  via modem a file  containing  the information required pursuant to EXHIBIT I confirming the Wet Borrowings occurring on such day.

        (c) Roll-Up of Custodian's Certification. By 2:00 p.m. each Monday (or Tuesday if Monday is not a Business Day), Collateral Custodian will deliver a Custodian's Certification (EXHIBIT A-1 or A-2, as applicable) that is cumulative for all loans funded under this Agreement. The receipts received each Monday will replace all prior receipts.

        (d) Notice of Security Interest. Collateral Custodian shall, promptly upon receipt, send to Lender by facsimile copies of all notices given to Collateral Custodian of a security interest in any of the Collateral Documents.

        (e) Signatures, Authenticity and Signers' Authority or Capacity. Under no circumstances shall Collateral Custodian be obligated to verify the authenticity of any signature on any of the documents received or examined by it, but each such signatory must be an Authorized Signatory.

        SECTION 4.  POSSESSION OF COLLATERAL DOCUMENTS.

        (a) Possession of Collateral Documents on Behalf of Lender. Collateral Custodian shall retain possession and custody of the Collateral Documents delivered to it pursuant to SECTION 2, and any other documents delivered or caused to be delivered to Collateral Custodian by Borrower pursuant to the Loan Agreement, for the benefit of Lender, and as agent and bailee of and Collateral Custodian for Lender for all purposes (including but not limited to the perfection of the security interest of Lender in the related HELOCs) until such documents are disposed of by Collateral Custodian in accordance with the provisions of this Agreement. Collateral Custodian shall also make appropriate notations in Collateral Custodian's books and records reflecting that such documents are pledged to Lender. Collateral Custodian shall segregate and maintain continuous custody of all such Collateral Documents in secure facilities in accordance with customary standards for such custody.

        (b) Delivery of Collateral Documents. Except as specified below or as otherwise provided for in this Agreement, Collateral Custodian shall not deliver any HELOC and its related Collateral Documents to any Person.

               (i) Unless Lender directs otherwise or a Default or Potential Default has occurred and is continuing, Collateral Custodian may, upon delivery to Collateral Custodian of a Request for Release of Documents, deliver to Borrower the Collateral Documents with respect to a HELOC, provided that, the Collateral Documents be required to be returned to Collateral Custodian within ten (10) calendar days after such delivery unless (a) such HELOC is the subject of foreclosure proceedings (in which case all Collateral Documents should be returned when no longer necessary for the foreclosure proceedings) or (b) such HELOC has been paid off in full and the HELOC line of credit has been closed (in which case the Collateral Documents need not be returned), and provided further that at any one time the aggregate principal amount of all HELOCs which are outstanding on a Request for Release of Documents shall not be more than $500,000.00 unless approved by Lender in writing.

               (ii) Upon Lender's written notice to Collateral Custodian that a Default or Potential Default has occurred and is continuing under the Loan Agreement, Collateral Custodian shall, hold for the exclusive benefit of Lender the Collateral Documents and other documents then held or


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        which may in the future be held by Collateral Custodian pursuant to this
        Agreement. Upon such notification, Collateral Custodian shall take direction regarding the Collateral Documents and other documents from Lender.

               (iii) In the absence of specific written instructions as to the method of shipment of Collateral Documents, Collateral Custodian may choose an overnight carrier of its choice in the delivery of documents.

        (c) Delivery of Collateral Documents When No Custodian's Certification is Delivered. In the event that any Collateral Documents are delivered to Collateral Custodian pursuant to SECTION 2 but no Custodian's Certification with respect to such Collateral Documents is delivered by Collateral Custodian to Lender because of document deficiencies, Collateral Custodian shall, within 72 hours of the request of Borrower, release and deliver such Collateral Documents to Borrower.

        SECTION 5. WAIVER BY COLLATERAL CUSTODIAN. Notwithstanding any other provision of this Agreement, Collateral Custodian shall not at any time exercise or seek to enforce any claim, right or remedy, including any statutory or common law rights of set off, that Collateral Custodian might otherwise have against all or any part of a HELOC, the related Collateral Documents, or the proceeds thereof.

        SECTION 6. RIGHT OF INSPECTION. Upon reasonable prior written notice to Collateral Custodian, Lender, Borrower, or any duly authorized representative of either may at any time, during normal business hours, inspect and examine the Collateral Documents in the possession and custody of Collateral Custodian at such place or places where such Collateral Documents are deposited.

        SECTION 7. COLLATERAL CUSTODIAN'S FEES AND EXPENSES. Borrower shall (a) pay the fees of Collateral Custodian in the amounts and at the times set forth in EXHIBIT C, and (b) promptly upon demand, reimburse the out-of-pocket expenses of Collateral Custodian. Lender shall not have any liability or obligation to pay any such fees or expenses, and the duties of Collateral Custodian hereunder shall be independent of Borrower's performance of its obligations to Collateral Custodian in respect of such fees and expenses.

        SECTION 8. TERMINATION OF AGREEMENT. This Agreement shall become effective on and as of the date hereof and shall terminate upon Collateral Custodian's receipt of written notification from Lender of the payment and performance by Borrower of all of its obligations under the Loan Agreement and the termination of all commitments to lend thereunder. Upon termination, Collateral Custodian shall deliver all Collateral Documents then held by it to Borrower or such other Person as may be designated in writing by Borrower. Notwithstanding anything to the contrary contained herein, if a Default or Potential Default has occurred or is continuing, Lender may terminate this Agreement in Lender's sole discretion.

        SECTION 9.  RESIGNATION AND REMOVAL OF COLLATERAL CUSTODIAN.

        (a) Resignation. Collateral Custodian shall have the right, with or without cause, to resign as Collateral Custodian under this Agreement upon 120 days' prior written notice to Lender, with a copy to Borrower. Collateral Custodian shall continue to act as Collateral Custodian under this Agreement until it delivers such Collateral Documents and other documents held by it pursuant to this Agreement to a duly appointed successor Collateral Custodian as provided in SECTION 9(c) below. Collateral Custodian shall be responsible for the costs associated with the appointment of a successor Collateral Custodian upon resignation and the delivery of such Collateral Documents.


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        (b) Removal.  Lender may remove and discharge  Collateral Custodian from the performance of Collateral Custodian's duties under this Agreement, with or without cause, upon sixty (60) days' prior written notice to Collateral Custodian, with a copy to Borrower. Borrower shall pay all amounts due to Collateral Custodian under this Agreement on the effective date of such removal and for the costs associated with the appointment of a successor Collateral Custodian.

        (c) Appointment of Successor Collateral Custodian: Transfer of Collateral Documents. Upon resignation or removal of Collateral Custodian, Lender shall appoint and designate a successor by written notice delivered to Collateral Custodian, with a copy to Borrower. Collateral Custodian shall deliver all Collateral Documents and other documents then held by it pursuant to this Agreement to the Person so designated promptly following delivery to Collateral Custodian of such written notice. Until a successor Collateral Custodian has been appointed and assumed the duties of the Collateral Custodian hereunder, Collateral Custodian shall keep possession and custody of such Collateral Documents and any other documents delivered hereunder and continue to exercise the standard of care and perform the duties required hereunder.

        SECTION 10.  OBLIGATIONS AND REPRESENTATIONS OF COLLATERAL CUSTODIAN.

        (a) Reliance by Collateral Custodian. Collateral Custodian shall be entitled to rely upon the advice of its legal counsel from time to time and shall not be liable or any action or inaction by it in reliance upon such advice. Collateral Custodian shall also be entitled to rely upon any notice, document, correspondence, request or directive received by it from Lender or Borrower that Collateral Custodian believes to be genuine and to have been signed or presented by the proper and duly authorized officer or representative thereof, as designated on EXHIBIT D hereto, and shall not be obligated to inquire as to the authority or power of any Person so executing or presenting such documents or as to the truthfulness of any statements set forth therein.

        (b) Standard of Care. COLLATERAL CUSTODIAN AGREES TO USE REASONABLE JUDGMENT AND GOOD FAITH IN THE PERFORMANCE OF ANY OBLIGATIONS AND DUTIES REQUIRED UNDER THIS AGREEMENT AND SHALL INCUR NO LIABILITY TO LENDER OR BORROWER FOR ITS ACTS OR OMISSIONS HEREUNDER, EXCEPT AS MAY RESULT FROM ITS NEGLIGENCE OR WILLFUL MISCONDUCT. IN NO EVENT SHALL COLLATERAL CUSTODIAN BE LIABLE, DIRECTLY OR INDIRECTLY FOR ANY (I) DAMAGES OR EXPENSES ARISING OUT OF THE SERVICES PROVIDED BY IT HEREUNDER OTHER THAN DAMAGES WHICH RESULT FROM ITS NEGLIGENCE OR WILLFUL MISCONDUCT, OR (II) SPECIAL, CONSEQUENTIAL, OR INDIRECT DAMAGES, EVEN IF COLLATERAL CUSTODIAN HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. No provision of this Agreement shall require Collateral Custodian to expend or risk its own funds or otherwise incur financial liability in the performance of its duties under this Agreement if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity is not reasonably assured to it.

        (c) INDEMNIFICATION OF COLLATERAL CUSTODIAN. BORROWER AGREES TO INDEMNIFY, DEFEND AND HOLD COLLATERAL CUSTODIAN HARMLESS FROM AND AGAINST ANY CLAIM, LEGAL ACTION, LIABILITY OR LOSS THAT IS INITIATED AGAINST OR INCURRED BY COLLATERAL CUSTODIAN, INCLUDING COURT COSTS AND REASONABLE ATTORNEY'S FEES AND DISBURSEMENTS, IN CONNECTION WITH COLLATERAL CUSTODIAN'S PERFORMANCE OF ITS DUTIES UNDER THIS AGREEMENT, EXCEPT AS MAY INVOLVE NEGLIGENCE OR WILLFUL MISCONDUCT OF COLLATERAL CUSTODIAN.


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        (d) Insurance. Collateral Custodian shall at its own expense maintain at all times during the existence of this Agreement and keep in full force and effect (i) fidelity insurance, (ii) theft and loss of documents insurance, and
(iii) forgery insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for insurance typically maintained by banks which act in a custodial capacity in similar transactions. A certificate of the respective insurer as to each such policy shall be furnished to Lender upon request, containing the insurer's statement or endorsement thereon that such insurance shall not be materially altered or terminated except upon ten (10) days' prior written notice to Lender delivered by registered mail.

        (e) Merger, Conversion or Consolidation of Collateral Custodian. Any Person into which Collateral Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which Collateral Custodian shall be a party, or any Person succeeding to the business of Collateral Custodian, shall be the successor of Collateral Custodian under this Agreement, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

        (f) Representations of Collateral Custodian. Collateral Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $100,000,000 and is qualified to do business in the jurisdictions in which it will hold any Collateral Documents.

        SECTION 11. NOTICES. All notices, demands, consents, requests and other communications required or permitted to be given or made hereunder shall, except as otherwise expressly provided hereunder, be in writing and shall be delivered in person or telecopied or mailed, first class or delivered by overnight courier, return receipt requested, postage prepaid, addressed to the respective parties hereto at their respective addresses hereinafter set forth or, as to any such party, at such other address as may be designated by it in a written notice to the other:

             Borrower:              IMC MORTGAGE COMPANY
                                    3450 Buschwood Park Drive, Suite 250
                                    Tampa, FL 33618
                                    Attention: Tom Middleton
                                    Telecopier No.:  813/933-6023

                                    INDUSTRY MORTGAGE COMPANY, L.P.
                                    3450 Buschwood Park Drive, Suite 250
                                    Tampa, FL 33618
                                    Attention: Tom Middleton
                                    Telecopier No.:  813/933-6023

                                    IMC CORPORATION OF AMERICA
                                    3450 Buschwood Park Drive, Suite 250
                                    Tampa, FL 33618
                                    Attention: Tom Middleton
                                    Telecopier No.:  813/933-6023

             Lender:                Nomura Asset Capital Corporation
                                    2 World Financial Center, Building B


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                                    New York, New York  10281-1198
                                    Attention:  Helaine F. Hebble
                                    Telecopier No.:  212/667-1391

             Collateral Custodian:  LaSalle National Bank
                                    25 Northwest Point Boulevard, Suite 800
                                    Elk Grove Village, IL 60007
                                    Attention: Michael Ferrara
                                    Telecopier No.:  847/427-1694

        All notices, certificates or other communications hereunder shall be in writing and shall be effective and deemed delivered only when received by the party to which they are sent; provided, however, that a facsimile transmission shall be deemed to have been received when transmitted so long as the transmitting machine has provided an electronic confirmation of such transmission and such facsimile is followed by delivery of a hard copy by hand, by mail or by overnight courier.

        SECTION 12. ASSIGNMENT. This Agreement may not be assigned by Borrower or Collateral Custodian. This Agreement may, at any time, be assigned, in whole or in part, by Lender, and any assignee thereof may enforce this Agreement.

        SECTION 13. AMENDMENTS. This Agreement may not be amended, modified or supplemented unless such amendment, modification or supplement is set forth in a writing signed by all of the parties hereto.

        SECTION 14. GOVERNING LAW. This Agreement shall be governed by the laws of the State of New York, without reference to its principles of conflicts of laws.

        SECTION 15. SEVERABILITY. If any provision of this Agreement shall be declared to be illegal or unenforceable in any respect, such illegal or unenforceable provision shall be and become absolutely null and void and of no force and effect as though such provision were not in fact set forth herein, but all other covenants, terms, conditions and provisions hereof shall nevertheless continue to be valid and enforceable.

        SECTION 16. CONSENT TO JURISDICTION. Each of the parties to this Agreement agree that any action or proceeding under this Agreement or any document delivered pursuant hereto may be commenced against it in any court of competent jurisdiction within the State of New York, by service of process upon it, by first class registered or certified mail, return receipt requested, addressed to it at its address as set forth in this Agreement. Each of the parties to this Agreement agree that any such suit, action or proceeding arising out of or relating to this Agreement or any other such document may be instituted in New York County or in the United States District Court; and each hereby waives any objection to the jurisdiction or venue of any such court with respect to, or the convenience of any court as a forum for, any such suit, action or proceeding.

        SECTION 17. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

        SECTION 18. ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF


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



AND THEREOF, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR OR CONTEMPORANEOUS ORAL AGREEMENTS AMONG SUCH PARTIES. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF.

        SECTION 19. WAIVER OF JURY TRIAL. BORROWER, COLLATERAL CUSTODIAN, AND LENDER EACH HEREBY (a) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (b) WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN, KNOWINGLY AND VOLUNTARILY, BY BORROWER, COLLATERAL CUSTODIAN, AND LENDER, AND THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT OF A JURY TRIAL WOULD OTHERWISE ACCRUE. LENDER, BORROWER, AND COLLATERAL CUSTODIAN ARE EACH HEREBY AUTHORIZED AND REQUESTED TO SUBMIT THIS AGREEMENT TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE PARTIES HERETO, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF THE FOREGOING WAIVER OF THE RIGHT TO JURY TRIAL. FURTHER, BORROWER, COLLATERAL CUSTODIAN, AND LENDER EACH HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE OTHER PARTY, INCLUDING THE OTHER PARTY'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO ANY OF ITS REPRESENTATIVES OR AGENTS THAT THE OTHER PARTY WILL NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK.
                            SIGNATURE PAGE FOLLOWS.]

        EXECUTED as of the date first stated above.


                              INDUSTRY MORTGAGE COMPANY, L.P., as Borrower
                              By INDUSTRY MORTGAGE CORPORATION, its general partner



                              By _______________________________________________
                              (Name) ___________________________________________
                              (Title) __________________________________________


                              IMC MORTGAGE COMPANY, as Borrower


                              By _______________________________________________
                              (Name) ___________________________________________
                              (Title) __________________________________________


                              IMC CORPORATION OF AMERICA, as Borrower



                              By _______________________________________________
                              (Name) ___________________________________________
                              (Title) __________________________________________


                              NOMURA ASSET CAPITAL CORPORATION, as Lender



                              By _______________________________________________
                              (Name) ___________________________________________
                              (Title) __________________________________________


                              LASALLE NATIONAL BANK, as Collateral Custodian



                              By _______________________________________________
                              (Name) ___________________________________________
                              (Title) __________________________________________



                      SIGNATURE PAGE TO CUSTODIAL AGREEMENT

                               LIQUIDITY AGREEMENT

        This Liquidity Agreement ("AGREEMENT") is entered into as of September , 1996, by and between IMC Mortgage Company, Industry Mortgage Company, L.P.,
and IMC Corporation of America (collectively, "BORROWER"), LaSalle National Bank ("SUB-SERVICER"), and Nomura Asset Capital Corporation, a Delaware corporation ("LENDER").

                                R E C I T A L S:

        WHEREAS, Borrower originates, acquires and services home equity lines of credit and has requested Lender to provide financing from time to time in connection therewith;

        WHEREAS, Lender and Borrower have agreed to enter into a Loan Agreement, dated as of the date hereof (the "LOAN AGREEMENT");

        WHEREAS, Sub-Servicer may from time to time make Liquidity Contributions to fund advances under the HELOCs; and

        WHEREAS, the parties hereto desire to establish procedures regarding such Liquidity Contributions.

        NOW, THEREFORE, in consideration of the foregoing and the mutual undertakings and covenants herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties agree as follows:

                                    ARTICLE I

                                  GENERAL TERMS

        1.1 DEFINITIONS. Unless otherwise defined, terms defined in the Loan Agreement have the same meanings when used in this Agreement.

        AGREEMENT is defined in the introductory paragraph.

        BORROWING REQUEST means a request for funds from Borrower to Lender substantially in the form of Exhibit D-1 attached to the Loan Agreement.

        COLLECTION ACCOUNT means a trust account established by Borrower with Sub-Servicer -- styled and numbered "IMC Collection Account, in trust for Nomura Asset Capital Corporation," Account No. ___________ -- for deposit of payments from Mortgagors and deposit of Liquidity Contributions by Sub- Servicer.

        HELOC means a home equity line of credit pledged to Lender under the Loan Agreement.

        LIQUIDITY   BORROWING   shall  mean  a  Borrowing  for  the  purpose  of
reimbursing Sub-Servicer and/or the Collection Account for all previously unreimbursed Liquidity Contributions made pursuant to this Agreement.

        LIQUIDITY CONTRIBUTION means any funds advanced by Sub-Servicer to any Mortgagor whether from the Collection Account or from Sub-Servicer's own funds.

        LIQUIDITY CONTRIBUTION NOTICE means a notice from Sub-Servicer to Borrower and Lender substantially in the form of EXHIBIT A attached.

        MATURITY DATE means the earlier of either (a) the occurrence of a Default under the Loan Agreement or (b) September ___, 1997, unless extended pursuant to the terms of the Loan Agreement.

        MORTGAGOR means each Person obligated to Borrower under a HELOC.

        PERSON means any individual, entity, or tribunal.

        SUB-SERVICER means LaSalle National Bank and its successors and assigns.

        SUB-SERVICING AGREEMENT means the Sub-Servicing Agreement dated as of the date hereof between Borrower and Sub-Servicer.

        STOP REPORT means a report in the form of EXHIBIT B.

        TERMINATION DATE means the earlier of (a) the occurrence of a default by Borrower under the Loan Agreement, or (b) the date which is six months following the Maturity Date.

        1.2 CONSTRUCTION. Unless the context otherwise clearly indicates, words used in the singular include the plural and words used in the plural include the singular. All time references (e.g. 10:00 a.m.) refer to time in New York, New York.

                                   ARTICLE II

                     LIQUIDITY CONTRIBUTIONS AND PROCEDURES

        2.1 LIQUIDITY CONTRIBUTIONS. In the event a Mortgagor writes a check under a HELOC, Sub- Servicer shall use the funds in the Collection Account to fund such checks, provided that Sub-Servicer has not received prior notification from Borrower in the form of a Stop Report to cease all fundings on such HELOC or that such check otherwise should not be funded because it (1) was not signed,
(2) had a signature grossly different than the signature on the signature card on file, (3) was drawn for an amount greater than mortgagor's available credit amount, or (4) a payment on the HELOC was 45 days or more delinquent from the related due date. In the event that the funds in the Collection Account are insufficient, then Sub-Servicer shall advance its own funds to cover the amount of such check or request. On any amounts so advanced, Sub-Servicer shall be entitled to reimburse itself from funds in the Collection Account.

        2.2 LIQUIDITY REIMBURSEMENT. By 5:00 p.m. on each Friday (or Thursday, if Friday is not a Business Day), Sub-Servicer will submit to Borrower and Lender a Liquidity Contribution Notice setting forth in reasonable detail the information required therein with respect to each Liquidity Contribution made since the prior Liquidity Contribution Notice.

        2.3    LIQUIDITY BORROWING.

        (a) On or before 12:00 noon on each Monday (or Tuesday, if Monday is not a Business Day), Borrower will submit a Borrowing Request to Lender in the same amount as the amount set forth in the related Liquidity Contribution Notice. Lender will fund any such Liquidity Borrowing by 3:00 p.m. on each Monday (or Tuesday, if Monday is not a Business Day) to the account designated by Sub-Servicer.

        (b) In the event that the amount to be distributed by Sub-Servicer to Borrower on any Remittance Date pursuant to Section 2.6 of the Sub-Servicing Agreement exceeds the amount available in the Collection Account on such Remittance Date, Sub-Servicer shall submit to Borrower by 4:00 p.m. on the Business Day preceding the Remittance Date, a Liquidity Contribution Notice advising Borrower of such excess amount. Borrower will submit a Borrowing Request to Lender for such amount by 10:00 a.m. on the Remittance Date and Lender will fund such Liquidity Borrowing to the account designated by Sub-Servicer by 3:00 p.m. on the Remittance Date.

        (c) Each such Liquidity Borrowing will be considered a Borrowing under the Loan Agreement and will be subject to the terms therein.

        2.4 APPLICATION OF LIQUIDITY REIMBURSEMENTS. Upon receipt of funds by Lender, Sub- Servicer shall divide the funds between itself and the Collection Account as follows: (1) if funds were contributed by Sub-Servicer and not subsequently withdrawn by Sub-Servicer out of the Collection Account in accordance with SECTION 2.1, an amount equal to such contribution shall be retained by Sub- Servicer, and (2) if funds were withdrawn from the Collection Account in accordance with SECTION 2.1, an amount equal to such withdrawals shall be deposited by Sub-Servicer in the Collection Account.

                                   ARTICLE III

                               GENERAL PROVISIONS

        3.1    TERM AND TERMINATION.

        (a) Unless otherwise notified in writing by Lender, this Agreement shall commence on the date hereof and continue through the Termination Date.

        (b) Lender may terminate this Agreement, with Borrower's concurrence, upon the occurrence of a Sub-Servicer Event of Default (as defined herein) by giving no less than fifteen (15) days prior written notice to the Sub-Servicer and Borrower of its intent to terminate this Agreement. Such written notice shall describe in detail the Event of Default. For purposes of this Agreement, an "EVENT OF DEFAULT" hereunder shall occur in the event Sub-Servicer defaults in the performance of any of its duties or obligations under this Agreement or any other document relating to the HELOCs to which it is a party. If the Sub-Servicer corrects the condition which resulted in the Event of Default within a fifteen (15) day period from the date of notice, this Agreement shall not terminate but shall remain in full force and effect.

        (c) Upon termination of this Agreement or upon Default by Borrower under the Loan Agreement, Sub-Servicer shall deliver to the successor sub-servicer designated by Lender or Borrower, as applicable, all documents, statements, records, funds and accounts held by it under this Agreement and shall execute and deliver all such instruments and do all such other things as may be reasonably required for fully transferring its rights, powers, duties and obligations hereunder.

        (d) Upon receipt of notice from Lender to Sub-Servicer of a Default by Borrower under the Loan Agreement, Sub-Servicer will continue to provide its services hereunder and take direction from Lender. If such default is not cured, Lender is entitled, but not obligated to, assume all of the duties of Borrower and receive all of the benefits of Borrower hereunder.

        (e) In the event Lender fails to perform its obligations hereunder, Sub-Servicer shall continue to make Liquidity Contributions for thirty (30) days and shall receive a priority in the HELOCs to the extent of any Liquidity Contributions not reimbursed in accordance with SECTION 2.3. If, on or before the end of such thirty-day period, Borrower or Borrower's designee funds such
Liquidity Contributions, Sub- Servicer shall continue to make Liquidity Contributions from its own funds in accordance with the terms of this Agreement. Upon any failure by Borrower or Borrower's designee to reimburse a Liquidity Contribution, Sub-Servicer's obligation to fund Liquidity Contributions out of its own funds shall terminate.

        (f) In the event Sub-Servicer's obligations under the Sub-Servicing Agreement terminate, Sub- Servicer's rights and obligations under this Agreement also terminate.

        3.2 RELATIONSHIP OF THE PARTIES. The parties agree that in performing their responsibilities pursuant to this Agreement, they are in the position of independent contractors. This Agreement is not intended to create, nor does it create and shall not be construed to create, a relationship of partner or joint venturer or any association for profit between Sub-Servicer, Borrower, and Lender.

        3.3 NOTICES. All written notices and other communications by the parties hereunder shall be deemed to have been duly given when delivered in person or to an overnight courier service, receipt requested, or sent via telecopy transmission verification received or when posted by registered or certified mail, with postage prepaid, addressed as follows:

               If to Sub-Servicer:

                      LaSalle National Bank
                      135 S. LaSalle Street, Suite 200
                      Chicago, IL 60603
                      Attn: Doug Hart
                      Tel: (312) 904-6578
                      Fax: (312) 904-2084

               If to Lender:

                      Nomura Asset Capital Corporation
                      2  World Financial Center, Building B
                      New York, New York  10281-1198
                      Attn:  Helaine F. Hebble, Vice President
                      Tel (212) 667-9087
                      Fax (212) 667-1391

               If to Borrower:

                      IMC Mortgage Company
                      3450 Buschwood Park Drive, Suite 250
                      Tampa, FL 33618
                      Attn: Tom Middleton
                      Tel (813) 915-2503
                      Fax (813) 933-6023

                      Industry Mortgage Company, L.P.
                      3450 Buschwood Park Drive, Suite 250
                      Tampa, FL 33618
                      Attn: Tom Middleton
                      Tel (813) 915-2503
                      Fax (813) 933-6023

                      IMC Corporation of America
                      3450 Buschwood Park Drive, Suite 250
                      Tampa, FL 33618
                      Attn: Tom Middleton
                      Tel (813) 915-2503
                      Fax (813) 933-6023

or to such other addresses as a party may from time to time designate by notice as provided herein, except that notices of change of address shall be effective only upon actual receipt.

        3.4 MODIFICATIONS AND CHANGES. This Agreement, together with any exhibits attached hereto, constitutes the entire agreement between the parties relating to the subject matter herein. This Agreement may only be amended by a written document signed by each of the parties.

        3.5 ASSIGNMENT. This Agreement and the rights and obligations created under it shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. Unless otherwise provided herein, neither Sub-Servicer nor Borrower can assign or transfer its rights and obligations under this Agreement without the prior written consent of Lender, which consent may be withheld at Lender's sole discretion. Notwithstanding the foregoing, Sub-Servicer shall have the right to delegate and assign any and all of its rights and obligations to an entity affiliated with Sub- Servicer.

        3.6 EFFECTIVENESS. This Agreement shall be effective when it has been accepted and executed on behalf of each party by an authorized officer of that party.

        3.7 SEVERABILITY. If any provision or portion thereof of this Agreement is held invalid, illegal, void or unenforceable by reason of any rule of law, administrative or judicial provision or public policy, such provision shall be ineffective only to the extent invalid, illegal, void or unenforceable, and the remainder of such provision and all other provisions of this Agreement shall nevertheless remain in full force and effect.

        3.8 HEADINGS. The headings contained herein are for convenience of reference only and are not intended to define, limit, expand or describe the scope or intent of any provision of this Agreement.

        3.9 EXECUTION; COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be an original, but together shall constitute one and the same instrument. Counterparts of this Agreement may be executed and delivered by facsimile transmission.

        3.10 WAIVERS. Except as otherwise provided for herein, neither any failure nor any delay on the part of the parties hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege.

        3.11 FEES AND EXPENSES. Unless otherwise agreed to in writing, Sub-Servicer's fees and expenses incurred hereunder shall be paid from the fees paid to Sub-Servicer under the Sub-Servicing Agreement and the payment of such fees and expenses are solely an obligation of Borrower.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK.
                           SIGNATURE PAGE TO FOLLOW.]

        IN WITNESS WHEREOF, each party has caused this Agreement to be executed by a duly authorized officer as of the date first written above.

                                       LASALLE NATIONAL BANK, as Sub-Servicer



                                       By: _____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

                                       IMC MORTGAGE COMPANY, as Borrower



                                       By: _____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

                                       INDUSTRY MORTGAGE COMPANY, L.P., as
                                       Borrower

                                       by     INDUSTRY MORTGAGE CORPORATION,
                                              its general partner



                                       By: _____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

                                       IMC CORPORATION OF AMERICA, as Borrower



                                       By: _____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________


                                       NOMURA ASSET CAPITAL CORPORATION, as
                                       Lender



                                       By: _____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________


                      SIGNATURE PAGE TO LIQUIDITY AGREEMENT

                                    EXHIBIT A

                          LIQUIDITY CONTRIBUTION NOTICE



_____________________________________ (Borrower)
3450 Buschwood Park Drive, Suite 250
Tampa, FL 33618
Attn:

Nomura Asset Capital Corporation
2  World Financial Center, Building B
New York, New York  10281-1198
Attn:  Helaine F. Hebble, Vice President

Re:     Liquidity Contributions

Please be advised that we have advanced funds in the amounts and with respect to the HELOCs listed on the attached schedule. Of such advanced funds, $___________ were advanced from the Collection Account and $________________ were advanced from the Sub-Servicer's own funds.

                                       Respectfully,

                                       LaSalle National Bank



                                       By ______________________________________
                                          Name: ________________________________
                                          Title: _______________________________







                                                                       EXHIBIT A

                                     ANNEX 1

                            DEPOSITORY ACKNOWLEDGMENT

        The   undersigned   depository,    _____________________________    (the
"DEPOSITORY"), acknowledges that Debtor has assigned the Account as described in the Security Agreement by and between Debtor and Secured Party. The records of the Depository have been marked to show the foregoing assignment. The Depository hereby acknowledges that the Account, as described in the foregoing assignment, has been validly created by the Depository in favor or Debtor.

        The Depository hereby subordinates any and all rights of set-off and all other rights and liens of the Depository against the Account to the rights, security interests, and liens under the foregoing assignment, and agrees that, so long as the Obligation remains outstanding, Depository shall not, without the prior written consent of the Secured Party, which consent may be withheld by the Secured Party in its sole and absolute discretion, with or without cause, exercise or enforce any creditor's rights or remedies it may have against Debtor or exercise any rights or remedies with respect to the Account except as required to preserve its rights in the case of bankruptcy, reorganization or insolvency proceedings with respect to the Debtor.

        Depository further agrees to provide Secured Party copies of all notices and records sent to Debtor relating to the Account, and will deliver to Secured Party all monthly (or other periodic) statements of the Account and respond to inquiries by Secured Party about any deposits, withdrawals or any other matters relating to the Account, to the same extent Depository makes such information available to the Debtor, and Debtor hereby acknowledges and consents to such agreement by Depository.

        Upon receipt of notice that a Default has occurred, Depository will take instructions from Secured Party and will not permit withdrawals by Debtor.

        Dated as of the date first set forth above.



                                       _________________________________________



                                       By  _____________________________________
                                           Name:      __________________________
                                           Title:     __________________________



                                                                     EXHIBIT C-1

THIS DOCUMENT                                           Haynes and Boone, L.L.P.
PREPARED BY AND WHEN                                 901 Main Street, 32nd Floor
FILED RETURN TO:                                        Dallas, Texas 75202-3789
                                                      Attention: Laurie S. Grant



                                   EXHIBIT C-2

                               FINANCING STATEMENT

            THIS FINANCING STATEMENT IS PRESENTED TO A FILING OFFICER
                  FOR FILING UNDER THE UNIFORM COMMERCIAL CODE.

DEBTOR'S NAME AND MAILING ADDRESS:          ___________________________________

                                            ___________________________________

                                            FED. TAX ID NO. ______________

SECURED PARTY'S NAME AND MAILING ADDRESS:   Nomura Asset Capital Corporation
                                            2 World Financial Center, Building B
                                            New York, New York 10281-1198

                                            FED. TAX ID NO. ______________

FOR FILING OFFICER:


   THIS FINANCING STATEMENT COVERS THE FOLLOWING PRESENT AND FUTURE TYPES AND ITEMS OF PROPERTY AND INTERESTS, WHETHER NOW OWNED OR ACQUIRED IN THE FUTURE
                          BY DEBTOR (THE "COLLATERAL"):

                   Each HELOC from time to time identified to Secured Party as Collateral now owned or hereafter acquired by or entered into by Debtor.

                   All Collateral Documents in any way related to any of the above identified as Collateral -- including, without limitation, all promissory notes evidencing, and all mortgages, deeds of trust, or trust deeds securing, each such HELOC -- whether deposited with or held by or for Secured Party under this Agreement, or any Loan Document.

                   Private-mortgage insurance covering any HELOC.

                   Security of any kind pledged by an obligor for any HELOC.

                   Casualty insurance assigned to Debtor in connection with any HELOC.

                   Guaranties  related to the HELOCs.

                   Any Collateral otherwise described in this Agreement that may from time to time be delivered (a) to an investor until purchased and paid for by that investor or (b) for correction under SECTION 4 of the Custodial Agreement.

                   The Dry Funding Account, Wet Funding Account, Lockbox Account, the Collection Account, and all other demand deposit accounts that Debtor maintains with Sub-servicer or another depository institution related to this transaction and all amounts, securities and the investment property deposited in them or represented by them (collectively, the "ACCOUNTS").

                   Personal property, contract rights, accounts, and general intangibles of any kind whatsoever relating to any Collateral, including, but not limited to, all rights under the Lockbox Agreement, the Sub-Servicing Agreement, and the Custodial Agreement.

                   All books, records, files, surveys, certificates, correspondence, appraisals, tapes, discs, cards, accounting records, and other information and data of Debtor relating to any Collateral -- including, without limitation, all information, data, tapes, discs, and cards necessary to administer and service any Collateral.

                   Cash and noncash proceeds and products of any Collateral or any of the foregoing.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK.
                            SIGNATURE PAGE FOLLOWS.]




                                                                     EXHIBIT C-2

DEBTOR:                                            SECURED PARTY:

                                                   NOMURA ASSET CAPITAL
__________________________________                 CORPORATION



By _______________________________                 By __________________________
(Name) ___________________________                 (Name) ______________________
(Title) __________________________                 (Title) _____________________







                      SIGNATURE PAGE TO FINANCING STATEMENT          EXHIBIT C-2

                                    EXHIBIT D

                                BORROWING REQUEST

LENDER:   Nomura Asset Capital Corporation             DATE: ___________, 199___

BORROWER: __________________________________


================================================================================

        This request is delivered under the Loan Agreement (as renewed, extended, amended, or restated, the "LOAN AGREEMENT") dated as of September __, 1996, between Borrowers and Lender. Terms defined in the Loan Agreement have the same meaning when used -- unless otherwise defined -- in this request.

        Borrowers request $_______________ in Borrowings (collectively, the "REQUESTED BORROWING") to be funded on _______________, 199___(1) (the "REQUESTED BORROWING DATE"). $ of the Requested Borrowing shall be a HELOC Borrowing and $ of the Requested Borrowing shall be a Liquidity Borrowing.

        Borrowers certify that as of the Requested Borrowing Date -- after giving effect to the Requested Borrowing -- (a) the representations and warranties of Borrowers in the Loan Documents are true and correct in all material respects except to the extent that (i) a representation or warranty speaks to a specific date or (ii) the facts on which a representation or warranty is based have changed by transactions or conditions contemplated or permitted by the Loan Documents, (b) no Default or Potential Default exists, (c) the extension of the Requested Borrowing does not cause any Borrowing Excess to exist, (d) all Collateral Documents required by the Loan Agreement to be delivered to Collateral Custodian in connection with the Requested Borrowing have been delivered to Collateral Custodian, and (e) Borrowers have otherwise complied with all conditions of the Loan Documents to permit the Requested Borrowing to be extended.



                                       _________________________________________
                                       as Borrower



                                       By ______________________________________
                                      (Name) ___________________________________
                                      (2)(Title) _______________________________

--------

(1) Must be no later than the Business Day prior to such date.

(2) Must be a Responsible Officer of each Borrower.





                                                                       EXHIBIT D

                                          EXHIBIT C-1

                                      SECURITY AGREEMENT

        THIS AGREEMENT is entered into as of September __, 1996, between IMC MORTGAGE COMPANY, a Florida corporation, IMC CORPORATION OF AMERICA, a Delaware corporation, and INDUSTRY MORTGAGE COMPANY, L.P., a Delaware limited partnership (whether one or more, "DEBTOR"), and NOMURA ASSET CAPITAL CORPORATION ("SECURED PARTY").

         Debtor and Secured Party have entered into a Loan Agreement (as renewed, extended, amended, or restated, the "LOAN AGREEMENT") dated as of September __, 1996. As a continuing inducement to Secured Party to extend credit to Debtor under the Loan Agreement -- and as a condition precedent to that credit -- Debtor is executing and delivering this Agreement for the benefit of Secured Party.

        ACCORDINGLY, for adequate and sufficient consideration, Debtor and Secured Party agree as follows:

SECTION 1. DEFINITIONS AND REFERENCES. Unless stated otherwise, (a) terms defined in the Loan Agreement or the UCC have the same meanings when used in this Agreement, and (b) to the extent permitted by Law, if in conflict (i) the definition of a term in the Loan Agreement controls over the definition of that term in the UCC, and (ii) the definition of a term in Article 9 of the UCC controls over the definition of that term elsewhere in the UCC.

        COLLATERAL is defined in SECTION 2.2 of this Agreement.

        DEBTOR is defined in the preamble to this Agreement and includes, without limitation, Debtor, Debtor as a debtor-in-possession, and any receiver, trustee, liquidator, conservator, custodian, or similar party appointed for Debtor or for substantially all of Debtor's assets under any Debtor Law.

        OBLIGOR means any Person obligated with respect to any Collateral (whether as an account debtor, obligor on an instrument, or otherwise).

        SECURED PARTY is defined in the preamble to this Agreement and includes its successor and assigns.

        SECURITY INTEREST means the security interest granted and the pledge and assignment made under SECTION 2.1 of this Agreement, which is a Lender Lien under the Loan Agreement.

SECTION 2.     SECURITY INTEREST AND COLLATERAL.

        2.1 Security Interest. To secure the full payment and performance of the Obligation, Debtor grants to Secured Party a security interest in the Collateral and pledges and assigns the Collateral to Secured Party, all upon and subject to the terms and conditions of this Agreement. The grant of the Security Interest does not subject Secured Party to the terms of any Collateral Document or in any way transfer, modify, or otherwise affect (a) any of Debtor's obligations with respect to any Collateral or (b) the Lender Liens under the Loan Agreement.

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        2.2 Collateral.  As used in this Agreement,  the term "COLLATERAL" means the present and future items and types of property described below, whether now owned or acquired in the future by Debtor. This description of Collateral does not permit any action prohibited by any Loan Document.

                   Each HELOC from time to time identified to Secured Party as Collateral now owned or hereafter acquired by or entered into by Debtor.

                   All Collateral Documents in any way related to any of the above identified as Collateral -- including, without limitation, all promissory notes evidencing, and all mortgages, deeds of trust, or trust deeds securing, each such HELOC -- whether deposited with or held by or for Secured Party under this Agreement, or any Loan Document.

                   Private-mortgage insurance covering any HELOC.

                   Security of any kind pledged by an obligor for any HELOC.

                   Casualty insurance assigned to Debtor in connection with any HELOC.

                   Guaranties  related to the HELOCs.

                   Any Collateral otherwise described in this Agreement that may from time to time be delivered (a) to an investor until purchased and paid for by that investor or (b) for correction under SECTION 4 of the Custodial Agreement.

                   The Dry Funding Account, Wet Funding Account, Lockbox Account, the Collection Account, and all other demand deposit accounts that Debtor maintains with Sub- servicer or another depository institution related to this transaction and all amounts, securities and the investment property deposited in them or represented by them (collectively, the "ACCOUNTS").

                   Personal property, contract rights, accounts, and general intangibles of any kind whatsoever relating to any Collateral, including, but not limited to, all rights under the Lockbox Agreement, the Sub-Servicing Agreement, and the Custodial Agreement.

                   All books, records, files, surveys, certificates, correspondence, appraisals, tapes, discs, cards, accounting records, and other information and data of Debtor relating to any Collateral -- including, without limitation, all information, data, tapes, discs, and cards necessary to administer and service any Collateral.

                   Cash and noncash proceeds and products of any Collateral or any of the foregoing.



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SECTION 3. REPRESENTATIONS AND WARRANTIES.  By entering into this Agreement, and by each subsequent delivery of additional Collateral under this Agreement, Debtor reaffirms the representations and warranties contained in the Loan Agreement. Debtor further represents and warrants to Secured Party as follows:

        3.1 Concerning the Collateral. All Collateral (a) is genuine and in all respects what it purports to be, (b) is the legal, valid, and binding obligation of each Obligor (except as enforceability may be limited by Debtor Laws), (c) is free from any claim for credit, deduction, or allowance of any Obligor and free from any defense, dispute, setoff, or counterclaim (other than for payments made in respect of it), (d) is in compliance with all Laws (including, without limitation, all usury Laws, the Real Estate Settlement Procedures Act of 1974, the Equal Credit Opportunity Act, the Federal Truth in Lending Act, Regulation Z promulgated by the Board of Governors of the Federal Reserve System, and all applicable federal and state consumer protection Laws, and (e) conforms to the applicable requirements of eligibility under the Underwriting Guidelines.

        3.2 Ownership and Priority. Debtor has full legal and beneficial ownership of all Collateral, free and clear of all Liens except Permitted Liens.

        3.3 Creation and Perfection. The Security Interest is created and perfected on (a) each promissory note that evidences a HELOC ever delivered to Secured Party, (b) each promissory note that evidences a HELOC identified by Debtor to Secured Party as supporting a Wet Borrowing for 21 days after the Borrowing Date for that Borrowing, (c) all Collateral, if any, shipped to any investor (and the Security Interest continues to be perfected until Secured Party receives payment), (d) all Collateral shipped to Debtor for correction under SECTION 4 of the Custodial Agreement (and the Security Interest continues to be perfected for 21 days after that shipment), and (e) all other Collateral upon possession or the filing of financing statements by Secured Party.

SECTION 4. COVENANTS. Until the commitment by Secured Party to extend credit under the Loan Agreement has been cancelled or terminated and the Obligation is fully paid and performed, Debtor covenants and agrees with Secured Party as follows:

        4.1 Concerning the Collateral. Debtor (a) shall fully perform all of its duties under and in connection with each transaction to which any Collateral relates, (b) shall promptly notify Secured Party about any change in any fact or circumstances represented or warranted by Debtor about any Collateral, (c) shall promptly notify Secured Party of any claim, action, or proceeding affecting title to any Collateral or the Security Interest and, at Secured Party's request and Debtor's expense, appear in and defend that action or proceeding, (d) shall hold in trust for Secured Party all Collateral not delivered to Secured Party or the Collateral Custodian (without excusing any failure to deliver Collateral Documents to Secured Party or the Collateral Custodian as required by this Agreement) and mark that Collateral on Debtor's records that it is subject to the Security Interest (but the failure to do so does not impair the Security Interest or its priority), (e) other than collections under SECTION 4.3 below, Debtor shall pay and deliver to Secured Party all items and types of property into which any Collateral may be converted (all of which is subject to the Security Interest) and properly endorse, assign, or take such other action as Secured Party may request in order to maintain and continue the Security Interest in that property, and (f) may not compromise, extend, release, or adjust payments on any Collateral, accept a conveyance of mortgaged property in full or partial satisfaction of any Collateral, or release any mortgage, deed of trust, or trust deed securing or underlying any Collateral.

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        4.2  Insurance.  Debtor shall keep the  Collateral  fully insured in the amounts, against the risks, and with insurers as may be approved by Secured Party, with loss payable to Secured Party as its interest may appear.

        4.3 Collections. Debtor shall, at its sole cost and expense, whether requested to do so by Secured Party or in the absence of such a request, take all actions reasonably necessary, to obtain payment, when due and payable, of all amounts due or to become due from Obligors with respect to any Collateral. Debtor may not agree to any rebate, refund, compromise, or extension with respect to any Collateral or accept any prepayment on account of any Collateral other than in a manner and to the extent consistent with or as may otherwise be provided in various servicing agreements to which it is a party or subject.

               (a) No Default. While no Default exists, Debtor shall make all of those collections, shall maintain such escrow accounts and otherwise comply with the servicing agreements to which it is a party or subject, and may otherwise retain and use the proceeds of those collections in the ordinary course of its business.

               (b) Default. While a Default exists, and upon the request of Secured Party, each depository institution in which an Account is held shall cease honoring checks drawn by Debtor and shall take instructions from Secured Party regarding disposition of funds in the Accounts. Debtor shall (i) notify and direct each Obligor to make payments on the Collateral to Secured Party for deposit into such accounts as it may designate so as to be held as Collateral under this Agreement and (ii) otherwise turn over to Secured Party, in the form received and with any necessary endorsements, all payments it receives in respect of any Collateral for deposit into such accounts as Secured Party may designate to be held as Collateral under this Agreement. Secured Party may at any time apply any amounts in those accounts as a payment of the Obligation, other than mortgage escrow payments that are deposited into escrow accounts in accordance with the applicable Guide or servicing contract.

        4.4 Concerning Debtor. Without first giving Secured Party 30 days notice (or fewer if agreed to in writing by Secured Party) of the intention to do any of the following and performing such acts and executing and delivering to Secured Party such additional documents as Secured Party requests in order to continue or maintain the existence and priority of the Security Interest, Debtor may not (a) use or transact business under any corporate, assumed, or trade name, except as represented in the Loan Agreement, (b) relocate its chief executive offices or principal place of business, or (c) move or surrender possession of its books and records regarding the Collateral.

        4.5    Concerning the Accounts.

               (a) Subject to Secured Party's rights as the designated owner of the Accounts on the records of the depository, Debtor is the sole owner of the Account and has authority to execute and deliver this assignment;

               (b) Debtor covenants and agrees that without the prior consent of Secured Party, Debtor will not:

                   (i) create  any other  security  interest  in,  mortgage,  or otherwise encumber, or assign the Accounts, or any part thereof, or permit the same to be or become subject to any lien, attachment, execution, sequestration, other legal or equitable process, or any

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               encumbrance  of any kind or  character,  except  the lien  herein
               created  and  any  offset  rights   inuring  to  the  benefit  of
               depository, but only to the extent same are subordinated to Lenders Liens; or

                   (ii) request,  make or allow to be made any withdrawals  from the Accounts except as provided under the Loan Documents.

               (c) During the existence of a Default, Secured Party, in addition to any other remedies it may have, may do one or more of the following:

                   (i)       declare the Obligation immediately due and payable;

                   (ii) demand payment and performance thereof from the funds in or credited to the Accounts; and

                   (iii) withdraw funds from the Accounts and apply all or any portion of the Accounts to the Obligation.

               (d) Debtor hereby  authorizes  Secured Party during the existence
        of  Default  and  so  long  as  any  part  of  the  Obligation   remains
        outstanding:

                   (i) to withdraw, collect, and receipt for any and all funds on deposit in or payable on the Accounts.

                   (ii) on behalf of Debtor to endorse the name of Debtor upon any checks, drafts, or other instruments payable to Debtor evidencing payment on the Accounts;

                   (iii) to surrender or present for notation of withdrawal the passbook, certificate, or other documents issued to Debtor in connection with the Accounts; and

                   (iv) exercise any other rights or take any other actions specified herein or in the Loan Documents.

               (e) Secured Party shall not be liable for any loss of interest on or any penalty or charge assessed against funds in, payable on, or credited to the Accounts as a result of Secured Party exercising any of its rights or remedies under this assignment.

               (f) Debtor agrees to obtain from each depository a Depository Acknowledgment in the form of ANNEX 1 attached for the benefit of Secured Party within ten days of the opening of such deposit account.

SECTION 5. DEFAULT AND REMEDIES. If a Default exists, then Secured Party may, at its election (but subject to the terms and conditions of the Loan Agreement), exercise any and all Rights available to a secured party under the UCC, in addition to any and all other Rights afforded by the Loan Documents, at law, in equity, or otherwise, including, without limitation (a) requiring Debtor to assemble all or part of the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to Debtor and Secured Party, (b) surrendering any policies of insurance on all or part of the Collateral and receiving and applying the unearned premiums as a credit on the

                                                                     EXHIBIT C-1


                                        5




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Obligation,  (c) applying by appropriate judicial proceedings for appointment of a receiver for all or part of the Collateral (and Debtor hereby consents to any such appointment), and (d) applying to the Obligation any cash held by Secured Party under the Loan Documents or held in the Accounts.

        5.1 Notice. Reasonable notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to Debtor and to any other Person entitled to notice under the UCC. If any Collateral threatens to decline speedily in value or is of the type customarily sold on a recognized market, Secured Party may sell or otherwise dispose of the Collateral without notification, advertisement, or other notice of any kind. Notice sent or given not less than five calendar days before the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this section.

        5.2 Application of Proceeds. Secured Party shall apply the proceeds of any sale or other disposition of the Collateral under this SECTION 5 in the order and manner specified in SECTION 3.5 of the Loan Agreement. Any surplus remaining shall be delivered to Debtor or as a court of competent jurisdiction may direct. If the proceeds are insufficient to pay the Obligation in full, Debtor remains liable for any deficiency.

SECTION 6.     OTHER RIGHTS.

        6.1 Performance. If Debtor fails to pay when due all Taxes on any of the Collateral, or to preserve the priority of the Security Interest in any of the Collateral, or to keep the Collateral insured as required by this Agreement, or otherwise fail to perform any of its obligations under any Loan Documents or Collateral Documents with respect to the Collateral, then Secured Party may, at its option, but without being required to do so, pay such Taxes, prosecute or defend any suits in relation to the Collateral, or insure and keep insured the Collateral in any amount deemed appropriate by Secured Party, or take all other action which Debtor is required, but has failed or refused, to take under the Loan Documents or Collateral Documents. Any sum which may be expended or paid by Secured Party under this section (including, without limitation, court costs and attorneys' fees) shall bear interest from the dates of expenditure or payment at the Default Rate until paid and, together with such interest, shall be payable by Debtor to Secured Party upon demand and is part of the Obligation.

        6.2    Collection.

               (a) Actions. When Secured Party is entitled under SECTION 4.3 above to make collection on any Collateral, it may in its own name or in the name of Debtor (i) compromise or extend the time of payment with respect to any Collateral for such amounts and upon such terms as Secured Party may determine, (ii) demand, collect, receive, receipt for, sue for, compound, and give acquittance for any and all amounts due or to become due with respect to Collateral, (iii) take control of cash and other proceeds of any Collateral, (iv) endorse Debtor's name on any notes, acceptances, checks, drafts, money orders, or other evidences of payment on Collateral that may come into Secured Party's possession, (v) sign Debtor's name on any invoice or bill of lading relating to any Collateral, on any drafts against Obligors or other Persons making payment with respect to Collateral, on assignments and verifications of accounts or other Collateral and on notices to Obligors making payment with respect to Collateral, (vi) send requests for verification of obligations to any Obligor, (vii) do all other acts and things necessary to carry out the intent of this Agreement, and (viii) authorize any servicer in respect of any Collateral to perform any one or more of the foregoing on Secured Party's behalf.

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               (b)  Other  Matters.  If any  Obligor  fails or  refuses  to make payment on any Collateral when due, Secured Party is authorized, in its sole discretion, either in its name or in Debtor's name, to take such action as Secured Party deems appropriate for the collection of any amounts owed with respect to Collateral or upon which a delinquency exists. Regardless of any other provision, however, Secured Party is never liable for its failure to collect, or for its failure to exercise diligence in the collection of, any amounts owed with respect to Collateral and is not under any duty whatever to anyone except Debtor to account for funds that it actually receives. Without limiting the generality of the foregoing, Secured Party has no responsibility for ascertaining any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to any Collateral, or for informing Debtor with respect to any of such matters (irrespective of whether Secured Party actually has, or may be deemed to have, knowledge thereof). Secured Party's receipt to any Obligor is a full and complete release, discharge, and acquittance to that Obligor, to the extent of any amount so paid to Secured Party.

        6.3 Power of Attorney. Debtor irrevocably appoints Secured Party as its attorney-in-fact (with full power of substitution) for, on behalf, and in the name of Debtor to (a) endorse and deliver to any Person any check, instrument, or other document received by Secured Party that represents payment in respect of any Collateral, (b) prepare, complete, execute, deliver, and record any assignment of any mortgage, deed of trust, or trust deed securing any Collateral, (c) endorse and deliver or otherwise transfer any promissory note evidencing any Collateral and do every other thing necessary or desirable to effect transfer of all or any Collateral, (d) take all necessary and appropriate action with respect to any Obligation or any Collateral, (e) commence, prosecute, settle, discontinue, defend, or otherwise dispose of any claim relating to any Collateral, and (f) sign Debtor's name wherever appropriate to effect the performance of this Agreement and the Loan Agreement. This section shall be liberally, not restrictively, construed to give the greatest latitude to Secured Party's power as the Debtor's attorney-in-fact to collect, sell, and deliver any Collateral and all other documents relating to it. The powers and authorities conferred on Secured Party in this section (w) are discretionary and not obligatory on the part of Secured Party, (x) may be exercised by Secured Party through any Person who, at the time of the execution of a particular document, is an officer of Secured Party, (y) may not be exercised by Secured Party unless a Default exists, and (z) is granted for a valuable consideration, coupled with an interest, and irrevocable until -- and all Persons dealing with Secured Party, any of its officers acting under this section, or any substitute are fully protected in treating the powers and authorities conferred by this section as existing and continuing in full force and effect until advised by Secured Party that -- all commitments under the Loan Agreement to extend credit under this Agreement have been terminated or cancelled and the Obligation is fully paid and performed.

SECTION 7.     MISCELLANEOUS.

        7.1 Miscellaneous. Because this Agreement is one of the "Loan Documents" referred to in the Loan Agreement, the provisions relating to Loan Documents in the Loan Agreement are incorporated into this Agreement by reference the same as if included in this Agreement verbatim.

        7.2 Term. This agreement terminates upon full payment and performance of the Obligation. No Obligor is ever obligated to make inquiry of the termination of this Agreement but is fully protected in making any payments on the Collateral directly to Secured Party.

        7.3 Matters Not Relevant. The Security Interest, Debtor's obligations, and Secured Party's Rights under this Agreement are not released, diminished, impaired, or adversely affected by any one or

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more of the following: (a) Secured Party's taking or accepting any additional --
or any release, surrender, exchange, subordination, or loss of any other -- guaranty, assurance, or security for any of the Obligation; (b) any full or partial release of any other Person obligated on any of the Obligation; (c) the modification or assignment of -- or waiver of compliance with -- any other Loan Document; (d) any present or future insolvency, bankruptcy, or lack of corporate, partnership, or trust power of any other Person obligated on any of the Obligation; (e) any renewal, extension, or rearrangement of any of the Obligation, or any adjustment, indulgence, forbearance, or compromise granted to any Person obligated on any of the Obligation; (f) any Person's neglect, delay, omission, failure, or refusal to take or prosecute any action in connection with any of the Obligation; (g) any existing or future affect, claim, or defense (other than the defense of full and final payment of the Obligation) of Debtor or any other Person against Secured Party; (h) the unenforceability of any of the Obligation against any Person obligated or any of the Obligation because it exceeds the amount permitted by Law, the act of creating it is ultra vires, or the officers, partners, or trustees creating it exceeded their authority or violated their fiduciary duties, or otherwise; (i) any payment of the Obligation is held to constitute a preference under any Debtor Law or for any other reason Secured Party is required to refund any payment or make payment to another Person; or (j) any Person's failure to notify Debtor or Secured Party of their acceptance of this Agreement or any Person's failure to notify Debtor about the foregoing events or occurrences, and Debtor waives any notice of any kind under any circumstances whatsoever with respect to this Agreement or any of the Obligation other than as specifically provided in this Agreement.

        7.4 Waivers. Except to the extent expressly otherwise provided in the Loan Documents, Debtor waives (a) any Right to require Secured Party to proceed against any other Person, to exhaust its Rights in the Collateral, or to pursue any other Right which Secured Party may have, and (b) all Rights of marshaling in respect of the Collateral.

        7.5 Financing Statement. Secured Party may, at any time, file this Agreement or a carbon, photographic, or other reproduction of this Agreement as a financing statement, but Secured Party's failure to do so does not impair the validity or enforceability of this Agreement.

        7.6 Parties Assignments. This Agreement binds and inures to Debtor and Secured Party, and their respective successors and permitted assigns. Only those Persons may rely or raise any defense about this Agreement. Debtor may not assign any Rights or obligations under this Agreement without first obtaining the written consent of Secured Party. Secured Party may assign, pledge, and otherwise transfer all or any of its Rights under this Agreement to any participant or transferee permitted by the Loan Agreement.

        7.7 Amendments. This Agreement may be amended at any time by a writing executed by all parties hereto.

        7.8 Entire Agreement. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  [REMAINDER OF THIS PAGE INTENTIONALLY BLANK.
                            SIGNATURE PAGE FOLLOWS.]

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        EXECUTED as of the date first stated above.

IMC MORTGAGE COMPANY, as Debtor           NOMURA ASSET CAPITAL
                                          CORPORATION,
                                          as Secured Party

By  _______________________________
    Name: _________________________
    Title: ________________________       By  _______________________________
                                              Helaine F. Hebble, Vice President



IMC CORPORATION OF AMERICA, as            INDUSTRY MORTGAGE COMPANY,
Debtor                                    L.P., as Debtor

                                          By   IMC MORTGAGE COMPANY, its
                                               general partner


By  _______________________________       By  _______________________________
    Name: _________________________           Name: _________________________
    Title: ________________________           Title: ________________________






                      SIGNATURE PAGE TO SECURITY AGREEMENT           EXHIBIT C-1


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